T. Rowe Price Limited-Term Bond Portfolio

Supplement to Summary Prospectus Dated May 1, 2018

The fund pays T. Rowe Price Associates, Inc. (the fund’s investment adviser) an annual all-inclusive management fee of 0.70% based on the fund’s average daily net assets. This all-inclusive management fee includes all of the fund’s operating expenses except for interest; taxes; brokerage commissions; and nonrecurring, extraordinary expenses. Effective July 1, 2018, T. Rowe Price has contractually agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.50% of the fund’s average daily net assets, through at least April 30, 2020.

To reflect the new contractual management fee waiver, effective July 1, 2018, the fee table and expense example on page 1 are revised as follows:

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70	%a	0.70	%a

Distribution and service (12b-1) fees	—		0.25

Other expenses	—		—

Total annual fund operating expenses	0.70		0.95

Fee waiver/expense reimbursement	(0.20	)a,b	(0.20	)a,b

Total annual fund operating expenses after fee waiver/expense reimbursement	0.50	a,b	0.75	a,b

a T. Rowe Price Associates, Inc. has agreed (through April 30, 2020) to waive a portion of its management fees in order to limit the fund’s management fees to 0.50% of the fund’s average daily net assets. The agreement may be terminated at any time beyond April 30, 2020, with approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are not subject to reimbursement to T. Rowe Price Associates, Inc. by the fund.

b Restated to reflect current fees.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$51	$200	$366	$848
Portfolio—II Class	77	279	503	1,145
The date of this supplement is June 25, 2018.

E303-041-S 6/25/18